Exhibit 10.5

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1503203

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Model 787-*** FlightTest Certification Program

References:	(1) Aircraft General Terms Agreement between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) identified as AGTA-UAL (AGTA); and

(2) Purchase Agreement No. 03860 (Purchase Agreement) between Boeing and Customer relating to Model 787 aircraft (Aircraft)

Ladies and gentlemen:

This letter agreement (Letter Agreement) supplements the Purchase Agreement, and documents the agreement between the parties in connection with Boeing’s use of *** 787-*** Aircraft for flight and ground testing required to support the development, testing and certification of the 787-*** aircraft, as more fully described below. All terms used but not defined in this Letter Agreement shall have the same meaning as in the corresponding Purchase Agreement.

Boeing and Customer agree that *** Boeing Model 787-*** Aircraft (*** scheduled to deliver in *** (such delivery *** shown in Column 5 of Figure 1) will be used by Boeing in its flight test program prior to delivery of such Aircraft for obtaining (i) the FAA Type and Airworthiness Certificates for the standard Model 787-*** aircraft, (ii) for any other testing required by the FAA, (iii) for any testing required by the European Aviation Safety Agency (EASA), (iv) for ETOPS program testing and (v) for Boeing developmental tests. The *** UAL Flight Test Aircraft are hereinafter collectively referred to as the Test Aircraft and such test programs are hereinafter referred to collectively as the Test Program.

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The Test Aircraft will be manufactured early, flight tested, refurbished and delivered to Customer in their scheduled delivery months pursuant to Table 1 of the Purchase Agreement. It is hereby agreed that Customer will accept delivery of the Test Aircraft *** thereof on account of the *** resulting from the Test Program subject to the provisions set forth herein. The Test Program for *** specified in Column 2 of the following Figure 1. Note: The *** specified in Columns 3 and 4 of Figure 1 are for purposes only.

Figure 1

Column 1	Column 2	Column 3	Column 4	Column 5
Aircraft	***	***	***	Delivery Month/Year
***	***	***	***	***
***	***	***	***	***

If, during the Test Program, Boeing determines it will *** specified in Figure 1 for an applicable Test Aircraft, then Boeing agrees to so notify Customer. In such an event, Boeing ***.

1.	Test Aircraft Refurbishment.

Boeing will refurbish each Test Aircraft prior to the date of its first Customer demonstration flight under the Purchase Agreement to ensure such Test Aircraft is in compliance with the Detail Specification. ***. Analysis, inspections, and determination of repairs or replacements will be performed to Boeing standards and reasonably acceptable to Customer in accordance with the 787 Inspection Process. *** (if any) shall be subject to discussion between Boeing and Customer so as to determine the most reasonable and practicable ***, and Boeing shall be responsible for *** and reasonably acceptable to Customer in accordance with the 787 Inspection Process. The *** will be in a flight test livery during the Test Program until the ***.

2.	Removal of Wiring and Test Instrumentation.

The wiring installation in the Test Aircraft will be the same as in the other Aircraft being purchased by Customer under the Purchase Agreement,

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*** permitted by contract and ***. Boeing shall use reasonable best efforts to remove all flight test wiring and instrumentation to the extent practicable *** Test Aircraft under the Purchase Agreement. Boeing will provide Customer with a written report of *** Test Aircraft. *** Test Aircraft systems at delivery to Customer.

3.	Change Notice and Service Bulletin Incorporation.

During the refurbishment of the Test Aircraft, Boeing will incorporate all applicable Change Notices (CNs) (or otherwise referred to as Production Revision Records (PRRs)) and service bulletins which are released by Boeing for incorporation in other Aircraft scheduled for delivery to Customer prior to the scheduled delivery of the Test Aircraft except for any such CNs and/or service bulletins which ***. Boeing will review its plans for incorporation of such CNs and service bulletins with Customer prior to the refurbishment of the Test Aircraft. Any delay in the delivery of the Test Aircraft resulting from the incorporation of such CNs and/or service bulletins shall be *** of the AGTA. If the reason for not incorporating any such CN or service bulletin is the unavailability of retrofit kits, Boeing will ***

4.	Engine ***.

***, the engines used for the Test Program will *** GEnx-1B*** engines *** to provide Customer with the GEnx-1B***.

5.	Life Limited Parts.

Prior to delivery of the Test Aircraft, Boeing will:

(i)	***; and

(ii)	issue to Customer a credit memorandum equal to the *** during the Test Program) of the ***.

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If other life limited parts on the Test Aircraft are degraded beyond a reasonable level before delivery of the Test Aircraft to Customer, ***.

6.	Aircraft Maintenance.

Boeing will maintain the Test Aircraft to Boeing standards. Boeing will accomplish all required maintenance and inspections consistent with the accumulated hours, cycles and days on the Test Aircraft, prior to their delivery. At time of Test Aircraft delivery, Boeing will provide Customer a maintenance log in Customer’s format with one Maintenance Check Completion Status Summary report provided in the delivery package. The Maintenance Review Board Report will be used to set the starting level of Customer’s maintenance program at the time of Test Aircraft delivery.

All Maintenance Planning Document (MPD) scheduled maintenance tasks that are driven by calendar time will start at delivery of the Test Aircraft to Customer ***.

7.	Warranty.

The terms and conditions of the Product Assurance Document (Exhibit C to the AGTA) will ***. If any Boeing supplier, except the engine manufacturer, refuses to honor any valid warranty claim submitted by Customer *** relating to the Test Program or refurbishment, Boeing will ***.

8.	Flight Test BFE Matters.

If BFE provided by the Customer to Boeing for installation on a Test Aircraft is damaged or otherwise requires replacement prior to delivery of such Test Aircraft to Customer, then Boeing *** by Customer to its BFE supplier(s).

9.	Other Terms and Conditions.

All terms and conditions relating to the manufacture, sale and purchase of the Aircraft as set forth in the Purchase Agreement will remain in full force and effect for the Test Aircraft, except as supplemented by the provisions set forth herein.

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10.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04308-LA-1404407 of Purchase Agreement No. 04308 between the parties relating to Model 777-*** aircraft entitled “Privileged and Confidential Matters”.

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-In-Fact

AGREED AND ACCEPTED this 5th day of May of 2016

UNITED AIRLINES, INC.

/s/ Ron Baur
Signature

Ron Baur
Printed Name

VP Feet
Title

UAL-PA-03860-LA-1503203
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